UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

June 7, 2007

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On June 11, 2007, Jamba, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended May 1, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 5.03	Change in Fiscal Year.

(b) On June 7, 2007, the Board of Directors of the Company approved a change in the Company’s fiscal year end from the second Tuesday following December 31 of the ensuing year to the Tuesday which is closest to December 31 of the ensuing year. Accordingly, the Company’s current fiscal year will end on January 1, 2008. In accordance with certain rules promulgated under the Securities Exchange Act of 1934, as amended, no separate transaction report will be filed and the Company will file an annual report on Form 10-K with the Securities and Exchange Commission within the time period prescribed by such rules.

Item	9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated June 11, 2007 regarding the financial results for the first quarter ended May 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2007

JAMBA, INC.

By:	/s/ Donald D. Breen
Name:	Donald D. Breen
Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 11, 2007 regarding the financial results for the first quarter ended May 1, 2007.